Exhibit 10.1
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                              UNITED COMMERCE BANK
                             2000 STOCK OPTION PLAN

     1. Purpose. The purpose of the United Commerce Bank 2000 Stock Option Plan (the "Plan") is to provide to directors, officers and other key employees of United Commerce Bank (the "Bank") and its majority-owned and wholly-owned subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries"), who are materially responsible for the management or operation of the business of the Bank or a Subsidiary and have provided valuable services to the Bank or a Subsidiary, a favorable opportunity to acquire Common Stock, without par value ("Common Stock"), of the Bank, thereby providing them with an increased incentive to work for the success of the Bank and its Subsidiaries and better enabling each such entity to attract and retain capable directors and executive personnel.

     2. Administration of the Plan. The Plan shall be administered, construed and interpreted by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Bank. If the Bank becomes subject to the Securities Exchange Act of 1934, as amended (the "1934 Act"), each of such members shall be a "Non-Employee Director" within the meaning of the definition of that term contained in Reg. ss. 16b-3 promulgated under the 1934 Act. The members of the Committee shall be designated from time to time by the Board of Directors of the Bank. The decision of a majority of the members of the Committee shall constitute the decision of the Committee, and the Committee may act either at a meeting at which a majority of the members of the Committee is present or by a written consent signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

          (a) the individuals to whom options (the "Optionees") and restricted share awards or cash awards shall be granted under the Plan (the "Awardees");

          (b) the time when options or cash awards shall be granted hereunder;

          (c) the number of shares of Common Stock to be covered under each option or restricted share grant and the amount of any cash awards;

          (d) the option price to be paid upon the exercise of each option;

          (e) the price to be paid, if any, for restricted shares;

          (f) the period within which each such option may be exercised;

          (g) the period of restriction for restricted share grants;

          (h) the extent to which an option is an incentive stock option or a non-qualified stock option; and

          (i) the terms and conditions of the respective agreements by which options or restricted shares granted or cash awards shall be evidenced.

The Committee shall also have authority to prescribe, amend, waive, and rescind rules and regulations relating to the Plan, to accelerate the vesting of any stock options or cash awards made hereunder, to make amendments or modifications in the terms and conditions (including exercisability) of the options relating to the effect of termination of employment of the optionee (subject to the last sentence of Section 12 hereof), to waive any restrictions or conditions applicable to any option or the exercise thereof, and to make all other determinations necessary or advisable in the administration of the Plan.

     3. Eligibility. The Committee may, consistent with the purposes of the Plan, grant options or restricted shares awards ("Awards") to officers and other key employees and directors of the Bank or of a Subsidiary who in the opinion of the Committee are from time to time materially responsible for the management or operation of the business of the Bank or of a Subsidiary and have provided valuable services to the Bank or a Subsidiary; provided, however, that in no event may any employee who owns (after application of the ownership rules in ss. 425(d) of the Internal Revenue Code of 1986, as amended (the "Code")) shares of stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Bank or any of its Subsidiaries be granted an incentive stock option hereunder unless at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted. No employee may be granted options under the Plan for more than 45,000 shares of Common Stock in any calendar year. Subject to the foregoing provisions, an individual who has been granted an Award under the Plan (an "Optionee"), if he is otherwise eligible, may be granted an additional Award or Awards if the Committee shall so determine.

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     4. Stock Subject to the Plan. There shall be reserved for issuance upon the exercise of options granted under the Plan or for restricted share awards, 90,000 shares of Common Stock of the Bank, which may be authorized but unissued shares or treasury shares of the Bank. Subject to Section 7 hereof, the shares for which Awards may be granted under the Plan shall not exceed that number. If any option shall expire or terminate or be surrendered for any reason without having been exercised in full or if any restricted share grant is forfeited whole or in part, the unpurchased shares subject thereto shall (unless the Plan shall have terminated) become available for other Awards under the Plan.

     5. Terms of Options. Each option granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

          (a) Option Price. The price to be paid for shares of stock upon the exercise of each option shall be determined by the Committee at the time such option is granted, but such price in no event shall be less than the fair market value, as determined by the Committee consistent with Treas. Reg. ss. 20.2031-2 and any requirements of ss. 422A of the Code, of such stock on the date on which such option is granted.

          (b) Period for Exercise of Option. An option shall not be exercisable after the expiration of such period as shall be fixed by the Committee at the time of the grant thereof, but such period in no event shall exceed ten
     (10) years from the date on which such option is granted; provided, that incentive stock options and non-qualified stock options granted hereunder shall have terms not in excess of ten (10) years. Options shall be subject to earlier termination as hereinafter provided.

          (c) Exercise of Options. The option price of each share of stock purchased upon exercise of an option shall be paid in full at the time of such exercise. Payment must be made in cash. The Committee shall have the authority to grant options exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine; provided, however, that options shall not be exercisable during the first six (6) months of their term, and provided further that options shall become exercisable no earlier than at the rate of one-third per year beginning on the anniversary of the date of grant of such options, subject to earlier vesting in the event of death or disability. Installments not purchased in earlier periods shall be cumulated and be available for purchase in later periods. Subject to the other provisions of this Plan, an option may be exercised at any time or from time to time during the term of the option as to any or all whole shares which have become subject to purchase pursuant to the terms of the option or the Plan, but not at any time as to fewer than one hundred (100) shares unless the remaining shares which have become subject to purchase are fewer than one hundred (100) shares. An option may be exercised only by written notice to the Bank, mailed to the attention of its Secretary, signed by the Optionee (or such other person or persons as shall demonstrate to the Bank his or their right to exercise the option), specifying the number of shares in respect of which it is being exercised, and accompanied by payment in full in either cash or by check in the amount of the aggregate purchase price therefor.

          (d) Certificates. The certificate or certificates for the shares issuable upon an exercise of an option shall be issued as promptly as practicable after such exercise. An Optionee shall not have any rights of a shareholder in respect to the shares of stock subject to an option until the date of issuance of a stock certificate to him for such shares. In no case may a fraction of a share be purchased or issued under the Plan.



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          (e)  Termination  of Option.  Except as otherwise  provided in a stock option agrement between the Optionee and the Bank, if an Optionee (other than a director of the Bank or a Subsidiary who is not an employee of the Bank or a Subsidiary (an "Outside Director")) ceases to be an employee of the Bank and the Subsidiaries for any reason other than retirement, permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), or death, any option granted to him shall forthwith terminate. Leave of absence approved by the Committee shall not constitute cessation of employment. If an Optionee (other than an Outside Director) ceases to be an employee of the Bank and the Subsidiaries by reason of retirement, any option granted to him may be exercised by him in whole or in part within ninety (90) days after the date of his retirement, whether or not the option was otherwise exercisable at the date of his retirement; provided, however, that if such employee remains a director of the Bank, the option granted to him may be exercised by him in whole or in part until ninety
     (90) days after his service as a director of the Bank terminates. (The term "retirement" as used herein means such termination of employment as shall entitle such individual to early or normal retirement benefits under any then existing pension plan of the Bank or a Subsidiary.) If an Optionee (other than an Outside Director) ceases to be an employee of the Bank and the Subsidiaries by reason of permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), any option granted to him may be exercised by him in whole or in part within ninety (90) days after the date of his termination of employment by reason of such disability whether or not the option was otherwise exercisable at the date of such termination. Options granted to Outside Directors shall cease to be exercisable ninety
     (90) days after the date such Outside Director is no longer a director of the Bank or a Subsidiary for any reason other than death or disability. If an Optionee who is an Outside Director ceases to be a director by reason of disability, any option granted to him may be exercised in whole or in part within ninety (90) days after the date the Optionee ceases to be a director by reason of such disability, whether or not the option was otherwise exercisable at such date. In the event of the death of an Optionee while in the employ or service as a director of the Bank or a Subsidiary, or, if the Optionee is not an Outside Director, within ninety (90) days after the date of his retirement (or, if later, ninety (90) days following his termination of service as a director of the Bank or a Subsidiary) or within ninety (90) days after the termination of his employment by reason of permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), or, if the Optionee is an Outside Director, within ninety (90) days after he is no longer a director of the Bank or of Subsidiary for reasons other than disability or, within ninety (90) days after the termination of his service by reason of disability, any option granted to him may be exercised in whole or in part at any time within ninety (90) days after the date of such death by the executor or administrator of his estate or by the person or persons entitled to the option by will or by applicable laws of descent and distribution until the expiration of the option term as fixed by the Committee, whether or not the option was otherwise exercisable at the date of his death. Notwithstanding the foregoing provisions of this subsection
     (e), no option shall in any event be exercisable after the expiration of the period fixed by the Committee in accordance with subsection (b) above.

          (f) Nontransferability of Option. No option may be transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and during the lifetime of the Optionee options shall be exercisable only by the Optionee or his guardian or legal representative.

          (g) No Right to Continued Service. Nothing in this Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue in the employ or service of the Bank or its Subsidiaries or affect any rights the Bank, a Subsidiary, or the shareholders of the Bank may have to terminate his service at any time.


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

          (h) Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options (within the meaning of ss. 422A of the Code) are exercisable for the first time by an Optionee during any calendar year under the Plan or any other plan of the Bank or its Subsidiaries shall not exceed $100,000. For this purpose, the fair market value of such shares shall be determined as of the date the option is granted and shall be computed in such manner as shall be determined by the Committee, consistent with the requirements of ss. 422A of the Code. If the immediate exercisability of incentive stock options arising from retirement, death or permanent and total disability of an Optionee, pursuant to Section 5(e) above would cause this $100,000 limitation to be exceeded for an Optionee, the Committee shall convert as of the date on which such incentive stock options become exercisable all or a portion of the outstanding incentive stock options held by such Optionee to non-qualified stock options to the extent necessary to comply with the $100,000 limitation in the Code.

          (i) Agreement. Each option shall be evidenced by an agreement between the Optionee and the Bank which shall provide, among other things, that, with respect to incentive stock options, the Optionee will advise the Bank immediately upon any sale or transfer of the shares of Common Stock received upon exercise of the option to the extent such sale or transfer takes place prior to the later of (a) two (2) years from the date of grant or (b) one (1) year from the date of exercise.

     6. Incentive Stock Options and Non-Qualified Stock Options. Options granted under the Plan may be incentive stock options under ss. 422A of the Code or non-qualified stock options, provided, however, that Outside Directors shall be granted only non-qualified stock options. All options granted hereunder will be clearly identified as either incentive stock options or non-qualified stock options. In no event will the exercise of an incentive stock option affect the right to exercise any non-qualified stock option, nor shall the exercise of any non-qualified stock option affect the right to exercise any incentive stock option. Nothing in this Plan shall be construed to prohibit the grant of incentive stock options and non-qualified stock options to the same person, provided, further, that incentive stock options and non-qualified stock options shall not be granted in a manner whereby the exercise of one non-qualified stock option or incentive stock option affects the exercisability of the other.

     7. Adjustment of Shares. In the event of any change after the effective date of the Plan in the outstanding stock of the Bank by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, extraordinary distribution (consisting of cash, securities, or other assets), or any other change after the effective date of the Plan in the nature of the shares of stock of the Bank, the Committee shall determine what changes, if any, are appropriate in the number and kind of shares reserved under the Plan, and the Committee shall determine what changes, if any, are appropriate in the option price and restricted share price under and the number and kind of shares covered by outstanding Awards granted under the Plan. Any determination of the Committee hereunder shall be conclusive.

     8. Restricted Share Awards. The Committee may also grant restricted share awards of Common Stock which entitle Awardees to receive shares of Common Stock. Each restricted share award shall be evidenced by a Restricted Share Agreement between the Bank and the Awardee which Agreement shall set forth the terms and conditions of the award to the extent not inconsistent with the provisions of the Plan. A restricted share award may provide for the crediting or payment to the Awardee, on each dividend payment date, of an amount equal to the dividends on awarded shares. A restricted share award may also provide for the distribution of shares subject to the following conditions:




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

          (a) the shares may not be distributed earlier than six (6) months after grant;

          (b) the shares may not be transferred until the lapsing of the forfeiture provisions;

          (c) the shares shall be deposited with the Secretary of the Bank;

          (d) dividends on awarded shares shall be distributed at such times as are determined by the Committee; and

          (e) the shares shall be subject to forfeiture under the circumstances described in the Restricted Share Agreement between the Bank and the Awardee.

Each restricted share award shall provide for the distribution of the awarded shares free of all restrictions at such time or times as the Committee shall determine, and specify in the Restricted Share Agreement.

     9. Replacement and Extension of the Terms of Options and Cash Awards. The Committee from time to time may permit an Optionee under the Plan or any other stock option plan heretofore or hereafter adopted by the Bank or any Subsidiary to surrender for cancellation any unexercised outstanding stock option and receive from his employing corporation in exchange therefor an option for such number of shares of Common Stock as may be designated by the Committee.

     10. Corporate Reorganization. Upon the dissolution or liquidation of the Bank, or upon a reorganization, merger or consolidation of the Bank as a result of which the outstanding securities of the class then subject to Awards hereunder are changed into or exchanged for cash or property or securities not of the Bank's issue, or upon a sale of substantially all the property of the Bank to another corporation or person, the Plan shall terminate, unless provision shall be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Awards theretofore granted, or the substitution for such Awards of options or restricted share awards relating to the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Awards theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised or unvested awards shall terminate pursuant to the foregoing sentence with no assumption of or substitution for outstanding Awards, all persons entitled to exercise any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Bank shall designate, and subject to any conditions precedent in the agreements governing such Awards, to exercise the unexercised portions of their Options or to receive the unvested portions of the restricted stock awards, including the portions thereof which would, but for this Section 10, not yet be exercisable or vested.

     11. Tax Withholding. Whenever the Bank proposes or is required to issue or transfer shares of Common Stock under the Plan, the Bank shall have the right to require the Awardee or his or her legal representative to remit to the Bank an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the lifting of legends on Common Stock subject to restrictions.

     12. Amendment. The Board of Directors of the Bank may amend the Plan from time to time and, with the consent of the Awardee, the terms and provisions of his Awards, except that without the approval of the holders of at least a majority of the shares of the Bank voting in person or by proxy at a duly constituted meeting or adjournment thereof:

          (a) the number of shares of stock which may be reserved for issuance under the Plan may not be increased, except as provided in Section 7 hereof;



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


          (b) the period during which an option may be exercised may not be extended beyond ten (10) years from the date on which such option was granted; and

          (c) the class of persons to whom Awards may be granted under the Plan shall not be modified materially.

     No amendment of the Plan, however, may, without the consent of the Awardees, make any changes in any outstanding Awards theretofore granted under the Plan which would adversely affect the rights of such Awardees.

     13. Termination. The Board of Directors of the Bank may terminate the Plan at any time and no Award shall be granted thereafter. Such termination, however, shall not affect the validity of any option or cash award theretofore granted under the Plan. In any event, no incentive stock option may be granted under the Plan after the date which is ten (10) years from the effective date of the Plan.

     14. Successors. This Plan shall be binding upon the successors and assigns of the Bank.

     15. Governing Law. The terms of any options granted hereunder and the rights and obligations hereunder of the Bank, the Awardees and their successors in interest shall, except to the extent governed by federal law, be governed by Indiana law.

     16. Government and Other Regulations. The obligations of the Bank to issue or transfer and deliver shares under options granted under the Plan or make cash awards shall be subject to compliance with all applicable laws, governmental rules and regulations, and administrative action.

     17. Exercise or Forfeiture of Options at the Request of Primary Federal Regulator. The Bank's primary federal regulator may direct the Bank to require Optionees to exercise or forfeit options awarded under the Plan if the Bank's capital falls below the minimum requirements, as determined by the Bank's state or primary federal regulator.

     18. Effective Date. The Plan shall become effective on the date the Plan is approved by the holders of at least a majority of the shares of the Bank voting in person or by proxy at a duly constituted meeting or adjournment thereof and any options granted pursuant to the Plan may not be exercised until the Board of Directors of the Bank has been advised by counsel that such approval has been obtained and all other applicable legal requirements have been met.


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